SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-12724	34-1376776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Main Street, Bridgeport, Ohio	43912
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (740) 695-3323

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	Other Events and Regulation FD Disclosure.

On August 19, 2003 Belmont Bancorp. issued a press release announcing a special cash dividend payable on September 15, 2003 to shareholders of record as of August 29, 2003. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by Belmont Bancorp., dated August 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELMONT BANCORP. (Registrant)

/s/ JANE R. MARSH

Jane R. Marsh Chief Financial Officer

Dated: August 20, 2003